Scudder Lifecycle Long Range Fund

The following disclosure replaces and/or supplements the disclosure in the above-referenced Fund’s statement of additional information under the caption: “Service Providers.”

The Subadvisor

On December 1, 2005, Aberdeen Asset Management PLC (“Aberdeen PLC”) acquired from Deutsche Bank AG, the parent company of Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), parts of its asset management business and related assets based in London and Philadelphia (the “Aberdeen Transaction”). As of December 2, 2005, and pursuant to a written contract (“Aberdeen Sub-Advisory Agreement”), Aberdeen Asset Management Inc. (“AAMI”), a direct wholly-owned subsidiary of Aberdeen PLC, and a registered investment advisor under the Investment Advisers Act of 1940, as amended, became the subadvisor to Scudder Lifecycle Long Range Fund.

As the subadvisor, AAMI, under the supervision of the Board of Trustees and the Advisor, makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients.

Aberdeen PLC and its asset management subsidiaries, including AAMI, are known as “Aberdeen.”

Amended and Restated Investment Management Agreement

Prior to December 2, 2005, DeAM,Inc. (the “Advisor”) served as investment advisor to the Fund pursuant to an Investment Management Agreement between the Advisor and the Fund (the “Previous Investment Management Agreement”). On December 2, 2005, the Advisor began serving as investment advisor to the Fund pursuant to an Amended and Restated Investment Management Agreement, which contain provisions substantially identical to the Previous Investment Management Agreement, except that the Amended and Restated Investment Management Agreement contains a specific provision authorizing the Advisor to delegate some or all of their duties under the Amended and Restated Investment Management Agreement to non-affiliated sub-advisors, such as AAMI.

The Aberdeen Sub-Advisory Agreement

Under the terms of the Aberdeen Sub-Advisory Agreement, AAMI agrees, subject to the supervision and control of the Advisor and the Board, to manage the securities and assets of the Fund entrusted to it by the Advisor, in accordance with the Fund’s investment objective, policies and restrictions. As compensation for its services under the Aberdeen Sub-Advisory Agreement, AAMI will be paid an annual fee of 0.18% of average daily net assets, computed daily and paid monthly. AAMI is paid for its services by the Advisor, and not the Fund, from its fee as investment advisor to the Fund.

The Aberdeen Sub-Advisory Agreement will have an initial term of two years (unless sooner terminated) and will remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a “majority of the outstanding voting securities” of the Fund, and (ii) by a majority of the Independent Board Members who are not parties to the Agreement, cast in person at a meeting called for such purpose.

AAMI is obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund or the Trust) in connection with the performance of its services. The Fund bears certain other expenses incurred in its operation. The services of AAMI are not deemed to be exclusive and nothing in the Aberdeen Sub-Advisory Agreement prevents AAMI or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Fund) or from engaging in other activities.

Under the Aberdeen Sub-Advisory Agreement, AAMI will be liable (i) if it causes the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the Board or the Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Sub-Advisory Agreement.

Background and Board Considerations

The Board of Trustees of the Fund held a meeting on August 9, 2005 to consider information about Aberdeen PLC, Aberdeen, AAMI and the Aberdeen Transaction. To assist the Board in their consideration of the Aberdeen Sub-Advisory Agreement, as discussed below, the Board received and considered extensive information about Aberdeen PLC and AAMI and the resources that they intended to commit to the Fund. The Board conducted a thorough review of the potential implications of the Aberdeen Sub-Advisory Agreement on the Fund’s shareholders and was assisted in this review by their independent legal counsel. On September 9, 2005, the Board, including its Independent Board Members, approved the Amended and Restated Investment Management Agreement and the Aberdeen Sub-Advisory Agreement, and directed that these agreements be submitted to the Fund’s shareholders for approval.

In approving the terms of the Aberdeen Sub-Advisory Agreement, the Board considered the following factors, among others:

•

The Advisor and Aberdeen PLC have advised the Board that the same London-based and/or Philadelphia-based Fixed Income team that managed the Fund prior to the Aberdeen Transaction would become employees of Aberdeen and would continue to manage the Fund as employees of an Aberdeen PLC subsidiary. In this regard, the Board also considered Aberdeen PLC’s assurances regarding the arrangements and incentives that had been established to ensure continued employment with Aberdeen of key members of this investment team. The Board concluded that continued access to the services provided by this team was in the best interests of the Fund and its shareholders.

•

The advisory fees paid by the Fund would not change as a result of implementing the Aberdeen Sub-Advisory Agreement, and the overall scope of services provided to the Fund and the standard of care applicable to those services would not be adversely affected. In this regard, the Board also considered the Advisor’s and Aberdeen PLC’s representations that they do not expect any diminution in the nature or quality of services provided to the Fund after the Aberdeen Transaction.

•

The terms of the Aberdeen Sub-Advisory Agreement are consistent with other sub-advisory agreements considered by the Board and determined to be in the best interests of shareholders. The Board considered the fees payable to AAMI by the Advisor under the Aberdeen Sub-Advisory Agreement, including relative to the fees paid to sub-advisors of other similar funds, and concluded that such fees are fair and reasonable. The Board also considered the portion of the fees retained by the Advisor under the Amended and Restated Investment Management Agreement in light of the services the Advisor will continue to provide and their estimated costs of providing such services and concluded that such fees are fair and reasonable.

•

The benefits to the Advisor, Aberdeen PLC and their respective affiliates from the Aberdeen Transaction, including the Advisor’s conflicts of interest in recommending to the Board that they approve the Aberdeen Sub-Advisory Agreement.

•	The resources and operations of Aberdeen, including the experience and professional qualifications of Aberdeen personnel that would be providing compliance and other services to the

Fund. The Board noted that, pursuant to the Amended and Restated Investment Management Agreement, the Advisor will oversee the management of the Fund’s portfolio by AAMI, and will continue to provide the same administrative services that it currently provides.

•	The Advisor’s commitment to pay all costs associated with obtaining shareholder approval of the Amended and Restated Investment Management Agreement, the Aberdeen Sub-Advisory Agreement.

The Board evaluated the Amended and Restated Investment Management Agreement in conjunction with their broader annual review of all contractual arrangements between the Fund and the Advisor and its affiliates. With regard to the Amended and Restated Investment Management Agreement for the Fund, the Board considered in particular that its terms are substantially identical to the terms of the Previous Investment Management Agreement for the Fund, except that the Amended and Restated Investment Management Agreement contains a provision specifically authorizing the Advisor to delegate some or all of its advisory duties to an unaffiliated sub-advisor (such as AAMI). At the conclusion of this review, the Board unanimously voted to continue the current contractual arrangements between the Fund and the Advisor and its affiliates, pending shareholder approval of the Amended and Restated Investment Management Agreement and the Aberdeen Sub-Advisory Agreement. The factors considered by the Board in connection with their general contract review, which are also pertinent to their approval of the Amended and Restated Investment Management Agreement and the Aberdeen Sub-Advisory Agreement, are set forth below. In determining to approve the continuation of the Fund’s Previous Investment Management Agreement, the Board considered factors that they believe relevant to the interests of Fund shareholders, including:

•

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds, and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to fees paid by similar institutional accounts advised by the Advisor, the Board considered differences in the scope of services typically provided to mutual funds relative to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund and fees paid by similar funds.

•

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the investment management fee schedules for the Fund do not include breakpoints; the Advisor has indicated that it intends to propose breakpoint schedules for the Fund in the near future. The Board concluded that the Fund’s fee schedule represents, or will shortly represent, an appropriate sharing between Fund shareholders and the Advisor of such economies of scale as may exist in the management of the Fund at current asset levels.

•

The total operating expenses of the Fund, including expenses relative to the Fund’s respective peer group as determined by Lipper. In this regard, the Board considered that the expense limitations agreed to by the Advisor effectively limits the ability of the Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Fund’s contractual arrangements, and also serve to ensure that the Fund’s total operating expenses would not be uncompetitive relative to the Lipper universe.

•

The investment performance of the Fund and the Advisor, both absolute and relative to various benchmarks and industry peer groups. The Board observed that for the one-year period ended June 30, 2005, over 70% of the Funds were in the top half of the applicable Lipper universe, and that for the three-year period ended June 30, 2005, over 80% of the Funds were in the top half of the applicable Lipper universe. The Board also noted that for the one-year period ended June 30, 2005, over 80% of the various Scudder Funds overseen by the Board were in the top half of the applicable Lipper universe, and that for the three-year period ended June 30, 2005, over 70% of such Funds were in the top half of the applicable Lipper universe. Although the Board found the performance of most Funds to be satisfactory, the Board also noted the disappointing investment performance of certain Funds in recent years and continued to discuss with senior management of the Advisor the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that the Advisor has made significant changes in their investment personnel and processes in recent years in an effort to improve long-term performance.

•

The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the Advisor, including its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board noted that the Advisor is part of a global asset management business that offers a wide range of investing expertise and resources including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world. The Board also considered the terms of the Previous Investment Management Agreement, including the scope of services provided under such agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor has benefited and should continue to benefit the Fund and its shareholders.

•

The costs of the services to, and profits realized by, the Advisor and its affiliates from its relationship with the Fund. In analyzing the Advisor’s costs and profits, the Board also reviewed the fees paid to and services provided by the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). The Board concluded that the Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Fund.

•

The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Advisor’s soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that they would continue to monitor the allocation of the Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•

The Advisor’s commitment to and record of compliance, including their written compliance policies and procedures. In this regard, the Board considered the Advisor’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing their compliance processes in recent years. The Board noted in particular the experience and seniority of the Advisor’s chief compliance officer, the large number of compliance personnel who report to him and the substantial commitment of resources by Deutsche Asset Management to compliance matters.

•

Deutsche Bank AG’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank AG to restructure its US mutual fund business to improve efficiency and competitiveness. The Board considered assurances received from Deutsche Bank AG that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank AG’s strategic plans for investing in the growth of its U.S. mutual fund business and the potential benefits to Fund shareholders.

Based on all of the foregoing, the Board concluded that the Amended and Restated Investment Management Agreement and the Aberdeen Sub-Advisory Agreement with respect to the Fund were in the best interests of Fund shareholders.

Fund Ownership by Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all Scudder Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of October 30, 2005.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned in Lifecycle Long Range Fund	Dollar Range of All Scudder Fund Shares Owned

Thomas Picciochi	$0	$100,001-$500,000
Robert Wang	$0	$500,001-$1,000,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of October 30, 2005.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts

Thomas Picciochi	1	$747,723,468	0	$0
Robert Wang	31	$3,326,434,271	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts

Thomas Picciochi	3	$140,663,710	0	$0
Robert Wang	11	$546,898,187	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts

Thomas Picciochi	3	$1,309,988,737	2	$1,239,550,000
Robert Wang	45	$6,103,701,904	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

Fund Ownership of Portfolio Managers of Sub-advised Portion of the Fund

The following table shows the dollar range of shares owned beneficially and of record by the Fund’s portfolio managers in the Fund, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of December 2, 2005.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Scudder Fund Shares Owned

Gary W. Bartlett	$0	Over $1,000,000
J. Christopher Gagnier	$0	Over $1,000,000
Warren S. Davis	$0	Over $1,000,000
Thomas J. Flaherty	$0	Over $1,000,000
William T. Lissenden	$0	$0
Daniel R. Taylor	$0	$50,000-$1,000,000
Timothy C. Vile	$0	$50,000-$1,000,000

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts

Gary W. Bartlett	8	$3,137,043,251	0	$0
J. Christopher Gagnier	8	$3,137,043,251	0	$0
Warren S. Davis	8	$3,137,043,251	0	$0
Thomas J. Flaherty	8	$3,137,043,251	0	$0
William T. Lissenden	8	$3,137,043,251	0	$0
Daniel R. Taylor	8	$3,137,043,251	0	$0
Timothy C. Vile	8	$3,137,043,251	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts

Gary W. Bartlett	14	$3,864,967,924	0	$0
J. Christopher Gagnier	14	$3,864,967,924	0	$0
Warren S. Davis	14	$3,864,967,924	0	$0
Thomas J. Flaherty	14	$3,864,967,924	0	$0
William T. Lissenden	14	$3,864,967,924	0	$0
Daniel R. Taylor	14	$3,864,967,924	0	$0
Timothy C. Vile	14	$3,864,967,924	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts

Gary W. Bartlett	150	$17,559,492,089	1	$102,099,151
J. Christopher Gagnier	150	$17,559,492,089	1	$102,099,151
Warren S. Davis	150	$17,559,492,089	1	$102,099,151
Thomas J. Flaherty	150	$17,559,492,089	1	$102,099,151
William T. Lissenden	150	$17,559,492,089	1	$102,099,151
Daniel R. Taylor	150	$17,559,492,089	1	$102,099,151
Timothy C. Vile	150	$17,559,492,089	1	$102,099,151

Compensation of Portfolio Managers of Sub-Advised Portion of the Fund

Remuneration of Personnel

Aberdeen recognizes the need to provide a competitive compensation package in order to attract and retain high caliber staff. In addition to an attractive base salary and performance-related bonus, investment professionals also receive a competitive benefits package and participate in a company-wide stock ownership plan.

Performance is reviewed on a formal basis once a year and this review influences individual staff members’ subsequent remuneration. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of investment managers, to the investment team. Discretionary bonuses are based on a combination of the team and the individual’s performance, as well as industry comparatives and Aberdeen’s performance as a whole. The weighting of these factors varies and overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also contributory factors. Bonuses may be 100% of salary or more; equity incentives could provide a significant part of compensation over the longer term (3 years or more).

Aberdeen has informed the Fund that, compared to published industry statistics, Aberdeen is highly competitive in terms of compensation. Moreover, Aberdeen has informed the Fund that it offers a meritocracy and a very flat management structure and that the culture is entrepreneurial, and hence, enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction. Aberdeen believes this to be more effective than long term employment contracts in retaining key executives.

Retention and incentive arrangements for former Deutsche Asset Management Staff

Appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases, participation in the Aberdeen Asset Management 2005 Long Term Incentive Plan. The costs of these arrangements are borne by both Deutsche Asset Management and Aberdeen.

Conflicts of Interest

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. AAMI has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by AAMI, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of AAMI. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by AAMI to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of AAMI in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where AAMI has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

Please Retain this Supplement for Future Reference

January 18, 2006